UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant   ☒                              Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ASTA FUNDING, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Friday, May 19, 2017, at 11:00 AM, EST time.

The enclosed Notice of Meeting and the accompanying proxy statement describe the business to be conducted at the Meeting. We also enclosed a copy of the Company’s 2016 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2016. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 17, 2017.

We look forward to seeing you at the Meeting. Whether or not you plan to attend the Meeting in person, it is important that your shares be represented and voted at the Meeting. Accordingly, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States, or you can now vote online by following the instructions on your proxy card. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder’s vote is important, whether you own a few shares or many.

Sincerely,

Gary Stern

Chairman, President and Chief Executive Officer

Dated: April 12, 2017

ASTA FUNDING, INC.

210 Sylvan Avenue

Englewood Cliffs, New Jersey 07632

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 19, 2017

The Annual Meeting of Stockholders (the “Meeting”) of Asta Funding, Inc. (the “Company”) will be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631, on Friday, May 19, 2017, at 11:00 AM, EST, to consider and act upon the following:

1. To elect five (5) directors of the Company, to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified;

2. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017; and

3. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of the Company’s Common Stock, par value $.01 per share, at the close of business on April 10, 2017 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company’s executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, for a period of ten days prior to the Meeting.

By Order of the Board of Directors

Bruce R. Foster,
Chief Financial Officer
Dated: April 12, 2017

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE ONLINE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

i

ASTA FUNDING, INC.
210 Sylvan Avenue
Englewood Cliffs, New Jersey 07632
ANNUAL MEETING OF STOCKHOLDERS
May 19, 2017

PROXY STATEMENT

GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the “Company,” “we” or “us”) for use at the Annual Meeting of Stockholders to be held at the Crowne Plaza Englewood, 401 South Van Brunt Street, Englewood, New Jersey 07631 on Friday, May 19, 2017, at 11:00 AM, EST, and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy, or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about April 17, 2017. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. The Board of Directors recommends a vote “FOR” Proposals 1 and 2. If no directions are given by the person(s) executing the proxy, the shares will be voted in favor of Proposals 1 and 2 — the election of management’s nominees to the Board of Directors, and the ratification of the independent registered public accounting firm.

The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or e-mail or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and we will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by us.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 19, 2017. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, including financial statements, are available on the internet at http://www.proxydocs.com/asfi . Under the rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

VOTING AT THE MEETING

Who Can Vote

Only stockholders of record at the close of business on April 10, 2017, the record date, are entitled to notice of and to vote at the Meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, 6,562,215 shares of our Common Stock, $0.01 par value per share (“Common Stock”), were issued and outstanding. Holders of our Common Stock are entitled to one vote per share for each proposal presented at the Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. Instead of using the paper proxy card provided along with this proxy statement, you may vote over the Internet. If you have Internet access you may vote your shares by following the Internet instructions on the proxy card. The cost of soliciting proxies will be borne by us including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by us in connection with the Meeting. In addition to the solicitation of proxies by mail, our employees may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. Our Annual Report on Form 10-K for the year ended September 30, 2016, which includes our consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about April 17, 2017.

Any proxy signed and returned to us and not specifying to the contrary, and not designated as an abstention or broker non-vote as described below, will be voted:

•	FOR the election of the directors; and

•	FOR the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2017 fiscal year.

Should any matters not described above be properly presented at the Meeting, the persons named in the proxy card will vote in accordance with their judgment. The proxy card authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.

What Constitutes a Quorum

The presence at the Meeting in person or by proxy of holders of outstanding Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Meeting will be elected directors of the Company. The affirmative vote of a majority of the Common Stock present in person or represented by proxy at the Meeting and entitled to vote is required to approve the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for the 2017 fiscal year.

How Abstentions and Broker Non-Votes Are Treated

Abstentions will be counted as shares that are present for purposes of determining a quorum. For the election of directors, abstentions are excluded entirely from the vote and do not have any effect on the outcome. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not have discretionary voting power on a matter and has not received instructions from the beneficial owner. Broker non-votes are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present. If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters such as Proposal 1. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Proposal 1 and will not affect the outcome of Proposal 1. In most instances, brokers will have discretionary authority to vote for the selection of the independent registered public accounting firm, and therefore broker non-votes will have no effect on the outcome.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with our Secretary, at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632, an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Meeting. A stockholder who attends the Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of April 10, 2017 with respect to beneficial ownership of our Common Stock by (i) each director and executive officer, including any person holding the position of CEO or CFO at any time during the fiscal year of 2016, (ii) each person known by us to own beneficially more than five percent of our outstanding Common Stock, and (iii) all directors and executive officers as a group. This table has been prepared based on 6,562,215 shares of Common Stock outstanding on April 10, 2017. Unless otherwise indicated, the address of each beneficial owner is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage(1)
GMS Family Investors LLC	862,000	(2)(11)	13.1%
Asta Group, Incorporated	842,000	(3)(11)	12.8%
Dimensional Fund Advisors, LP	766,843	(4)	11.7%
Building One, 6300 Bee Cave Road, Austin, TX 78746

Officers and Directors:
Ricky Stern	2,593,964	(5)(11)	39.2%
Gary Stern	2,319,417	(6)(11)	34.3%
Louis A. Piccolo	138,500	(7)	2.1%
Seth Berman	102,600	(8)	1.5%
Edward Celano	82,500	(9)	1.2%
David Slackman	82,000	(9)	1.2%
Harvey Leibowitz	74,500	(9)	1.1%
Mark Levenfus	—		—
Bruce R. Foster	—		—

All executive officers and directors as a group (9 persons)	4,487,301	(10)	67.4%

(1)

Any shares of Common Stock that any person named above has the right to acquire within 60 days of April 10, 2017, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person not named in the table above.

(2)

A limited liability company over which Ricky Stern has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern and of which Ricky Stern is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.

(3)

Asta Group, Incorporated (“Asta Group”) is owned by Arthur Stern, our former Chairman Emeritus and Director, Gary Stern, our Chairman, President and Chief Executive Officer, and other members of the Stern family.

(4)

Based on information set forth on Schedule 13G/A filed with the SEC on February 9, 2017, by Dimensional Fund Advisors LP. Christopher Crossan, Global Chief Compliance Officer of Dimensional Fund Advisors, LP has the power to vote and dispose of these shares owned by four investment companies registered under the Investment Company Act of 1940.

(5)

Includes 50,000 shares of Common Stock issuable upon exercise of options. Includes 218,142 shares directly owned and 503,590 shares held in the Ricky Stern 2012 GST Trust for which he serves as co-trustee with Gary Stern, and has joint voting and investment power, and which are also reported as beneficially owned by Gary Stern. Includes 862,000 shares owned by GMS Family Investors LLC. Ricky Stern is the Manager of the LLC and as such has sole voting and investment power of such shares. Also includes 243,278 shares held in the Emily Stern Family 2012 Trust for which he is trustee, and has sole voting and investment power over such shares, and 714,364 shares held in the Ricky Stern Family 2012 Trust, for which he is trustee, and has sole voting and investment power over such shares. Also includes 2,590 shares held in the Emily Stern 2012 GST Trust for which he is co-trustee with Gary Stern, and which are also reported as beneficially owned by Gary Stern, and has joint voting and investment power over such shares.

(6)

Includes 210,000 shares of Common Stock issuable upon exercise of options, 615,809 shares directly owned, and 842,000 shares of Common Stock owned by Asta Group, which shares are attributable to Gary Stern based on his role as an officer, director, and stockholder of Asta Group. Gary Stern disclaims beneficial ownership of the shares owned by Asta Group. Also includes 145,428 shares of Common Stock held by Mr. Stern’s adult child who shares his home, and for which he disclaims beneficial ownership, as well as 2,590 shares held in the Emily Stern 2012 GST Trust for which he is co-trustee with Ricky Stern, and which are also reported as beneficially owned by Ricky Stern, and has joint voting and investment power over such shares. Also includes 503,590 shares held in the Ricky Stern 2012 GST Trust for which he serves as co-trustee with Ricky Stern and has joint voting and investment power, and which are also reported as beneficially owned by Ricky Stern.

(7)	Includes 127,500 shares of Common Stock issuable upon exercise of options.

(8)	Includes 102,600 shares of Common Stock issuable upon exercise of options.

(9)	Includes 67,500 shares of Common Stock issuable upon exercise of options.

(10)	Includes 692,600 shares of Common Stock issuable upon exercise of options that are exercisable within 60 days of April 10, 2017.

(11)

On January 6, 2017, the Company entered into a settlement agreement (the “Settlement Agreement”) with The Mangrove Partners Master Fund Ltd and its affiliates (collectively, “Mangrove”). The Settlement Agreement provided that, within ten business days of the Settlement Agreement, the Company will commence a self-tender offer (“Tender Offer”) to repurchase for cash up to 5,314,009 shares of its Common Stock at a purchase price of $10.35 per share. Pursuant to the Settlement Agreement, Mangrove tendered its 4,005,701 shares for purchase by the Company. In addition, pursuant to a securities purchase agreement dated January 6, 2017 between Mangrove and Gary Stern, Gary Stern purchased the remaining shares owned by Mangrove eleven business days following the close of the Tender Offer for $10.35 per share. In connection with the Settlement Agreement, the Company entered into a Voting Agreement on January 6, 2017, with Gary Stern, Ricky Stern, Emily Stern, Asta Group, Incorporated and GMS Family Investors LLC, collectively known as the "Voting Group", who are subject to a Share Voting Cap (the “Cap”). Under the Cap, the Voting Group is subject to a voting threshold constituting no more than forty-nine percent (49%) of the issued and outstanding shares of the Company's Common Stock at the time any matters are to be voted on by the Stockholders of the Company. The Voting Agreement expires on January 6, 2019.

PROPOSAL ONE-ELECTION OF DIRECTORS

In accordance with our Certificate of Incorporation and By-laws, the current number of directors of the Company has been set by the Board of Directors at six. The Bylaws of the Company provide that the Board of Directors may change the number of directors by resolution from time to time. On August 16, 2016, the Board determined to increase the size of the Board of Directors from five to six directors and appointed Mark Levenfus to fill the resulting vacancy. At the Meeting, five directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, and a proxy may only be voted for five directors.

All five nominees named in this proxy statement are currently directors who will serve until their successors are duly elected and qualified. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors’ nominees will be voted for such other person.

The current Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee (the “Governance Committee”), nominated the individuals named below for election to our Board of Directors. Background information on each of the nominees is set forth below:

Name	Age	Position
Gary Stern	64	Chairman, President and Chief Executive Officer
Edward Celano(1)(2)(3)	78	Director
Louis A. Piccolo	65	Director
David Slackman(1)(2)(4)	69	Director
Mark Levenfus(1)(3)(4)	66	Director

(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Governance Committee
(4)	Member of Special Committee

The Business Experience and Qualifications of Each Director

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: experience in the distressed consumer credit industry; regulatory; accounting and finance; capital markets; strategic planning; human resources and development practices; and board practices of other corporations. These areas are in addition to the personal qualifications described in this section. We believe that all of our current Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each current director is as follows:

Gary Stern has been a director and the President and Chief Executive Officer of the Company since our inception in July 1994. Mr. Stern assumed the role of Chairman in January 2009. Mr. Stern had been Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. As a result of these and other professional experiences, Mr. Stern possesses particular knowledge and experience in financial management and collections which strengthens the Board’s collective qualifications, skills, and experience.

Edward Celano has been a director of the Company since September 1995. Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formerly a consultant with Mazars USA LLP from 2001 to 2003, and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank (now Bank of America) after having held different positions at the bank for over 20 years. As a result of these and other professional experiences, Mr. Celano possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Louis A. Piccolo has been a director of the Company since June 2004. Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc., a business consulting firm specializing in management and financial consulting, since 1988. Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc. from 1983 to 1988, and held the same positions at Debenham’s PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick. As a result of these and other professional experiences, Mr. Piccolo possesses particular knowledge and experience in accounting and management which strengthens the Board’s collective qualifications, skills, and experience.

David Slackman has been a director of the Company since May 2002. Mr. Slackman has served as Managing Director at HT Capital Advisors LLC from August 2008 to present. Mr. Slackman served as President, Manhattan Market (New York) of Commerce Bank from January 2001 through June 2008. Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994. Since 2012, Mr. Slackman has served as Chairman of the New York City Advisory Board of Sterling National Bank. In 2015, Mr. Slackman was appointed President and Chief Executive Officer of the New York League of Independent Bankers until September 2016, a non-profit trade association for commercial banks in the New York metropolitan area.As a result of these and other professional experiences, Mr. Slackman possesses particular knowledge and experience in financial services and management which strengthens the Board’s collective qualifications, skills, and experience.

Mark Levenfus has been a director of the Company since August 2016. Mr.Levenfus is Managing Partner Emeritus of Marks Paneth LLP, a nationally recognized accounting and advisory firm, and is Chairman of Morison KSi Limited, a global association of independent accounting firms. From 2008 until December 31, 2015, he was Managing Partner of Marks Paneth LLP. During his tenure, he oversaw the firm's operations, managed business development efforts and consulted on key accounts. He also played a major role in developing strategy, setting policy and overseeing acquisitions. Mr. Levenfus has extensive experience in the financial, media and entertainment, and professional services industries. Mr. Levenfus currently serves as a member of the board of directors of several nonprofit organizations including: K.I.D.S./Fashion Delivers, Pardes Institute of Jewish Studies, New York Road Runners Club and Friends of Israel Sci-Tech Schools. As a result of these and other professional experiences, Mr. Levenfus possesses particular knowledge and experience in accounting and management which strengthens the Board’s collective qualifications, skills, and experience.

No director serves or has served in the prior five years as a director of a company with a class of securities registered pursuant to Section 12 or Section 15(d) of the Exchange Act or a company registered as an investment company under the Investment Company Act.”

After nearly 18 years of distinguished service on the Board, Harvey Leibowitz has decided to not seek re-election to the Board for fiscal 2017. The Board of Directors would like to express its sincere gratitude to Mr. Leibowitz for his sound business advice and valued counsel to the Company and the Board.

The following are the executive officers of the Company who are not directors of the Company:

Bruce R. Foster, CPA, age 57, serves as Executive Vice President and Chief Financial Officer of the Company since March 2016. Prior to joining the Company, Mr. Foster served as Chief Financial Officer from January 2014 to February 2016 of 4Licensing Corporation, formerly known as 4Kids Entertainment, Inc., a NYSE traded company, where he was employed since 2002. He also worked in public accounting for 15 years with Deloitte, an international public accounting firm, as well as other regional public accounting firms.

Ricky Stern, age 32, was appointed as Senior Vice President in March 2014. Prior to this appointment, Ricky served as our Assistant Treasurer from 2011 to 2014. Prior to joining the Company he was an analyst with a brokerage firm from 2008 to 2009. From 2009 to 2011 he earned his Master’s Degree. He is a Certified Financial Planner, Certified Investment Management Analyst, licensed health insurance producer in both New York and New Jersey and has attained the Accredited Disability Representative designation.

Seth Berman, Esq.,age 54, has served as our General Counsel since 2005, was named Chief Compliance Officer in April 2013 and became Secretary of the Board of Directors in May 2016. From 1997 through 2004, Mr. Berman was an associate at Weil Gotshal &Manges LLP.

There are no events or legal proceedings material to an evaluation of the ability or integrity of any director or executive officer, or any nominee therefore, of the Company. Moreover, no director or executive officer of the Company, nor any nominee, is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding.

Family Relationships

Gary Stern is the father of Ricky Stern.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.

PROPOSAL TWO-RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

On March 9, 2017, the Audit Committee of the Board of Directors approved the dismissal of Mazars USA LLP ("Mazars") as the Company's Independent Registered Public Accounting Firm since April 9, 2013. The Company notified Mazars of its dismissal on March 14, 2017, and the engagement of EisnerAmper LLP was effective on such date.

During the Company's two most recent fiscal years ended September 30, 2016 and 2015, and the subsequent interim period through March 14, 2017, there were no disagreements between the Company and Mazars concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Mazars satisfaction, would have caused Mazars to make reference to the subject matter of the disagreements in connection with their reports. In addition, during the Company's two most recent fiscal years ended September 30, 2016 and 2015, and the subsequent interim period through March 14, 2017, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Mazars on the consolidated financial statements of the Company as of and for the years ended September 30, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period to March 14, 2017, neither the Company, nor anyone on its behalf, consulted with EisnerAmper LLP regarding (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either a subject of a “disagreement” (as the term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as the term is defined in Item 304(a)(1)(v) of Regulation S-K).

Our Audit Committee has the responsibility to select, retain and oversee the work of outside auditors and, when appropriate, to replace the outside auditors. Stockholder ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017 is not required by law, by the NASDAQ Global Select Market listing requirements or by our Certificate of Incorporation or By-laws. However, the Board of Directors is submitting the selection of EisnerAmper LLP to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, we will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year, if the Audit Committee determines that such a change would be in the best interests of us and our stockholders.

A representative of EisnerAmper LLP is expected to be present at the Meeting, will make such statements as EisnerAmper LLP may desire and will be available to respond to appropriate questions from the stockholders. A representative from Mazars will not be present at the Meeting. To pass, this proposal requires the affirmative vote of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote.

During fiscal years 2016 and 2015, Mazars USA LLP provided audit services. The following table summarizes the fees:

	2016	2015
Audit Fees:	$477,000	$791,000
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—
Total Fees:	$477,000	$791,000

Included in Audit Fees for fiscal year 2015 was work related to the inquiry of the Securities and Exchange Commission Division of Corporation Finance.

Securities Exchange Act of 1934, as amended (“Exchange Act”) rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the services described above were pre-approved by our Audit Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

COMPENSATION DISCUSSION & ANALYSIS

We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:

•	attracting and retaining talented and experienced executives in the competitive debt buying industry;

•	motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•	providing fair and competitive compensation.

In determining executive compensation for fiscal year 2017 (ending on September 30, 2017), the Compensation Committee articulated as its central goal the continuation of its policy of having the compensation paid to the named executive officers reward them for Company-wide and individual performance and better links pay and performance. This policy is intended to assure that our compensation practices are competitive with those in the industry. Our Chief Executive Officer, as he did for certain prior fiscal years, assisted the Compensation Committee in determining compensation for the other named executive officers.

For fiscal year 2016 (ended on September 30, 2016), the Compensation Committee, as it has done for certain prior fiscal years, engaged a professional compensation consultant, Adams Consulting Group, LLC (“Adams”) to provide benchmarking data (using, principally, relevant published survey analysis and proxy analysis), make suggestions, and assist it in the compensation process. The baseline for Adams' analysis for fiscal year 2016 was the report it issued in October 2014 (the "2014 Adams Report"), which the Compensation Committee used in determining executive compensation payable in fiscal year 2015. In particular, Adams issued a report to the Compensation Committee in October 2015 (the "2015 Adams Report") incorporating the material elements of the 2014 Adams Report. First, data for the salary surveys were selected based upon one or more of the following criteria: (i) industry group; (ii) geographic location; and (iii) company revenue. Second, Adams conducted a competitive market analysis of comparable positions, for the named executive officers, by utilizing, for base salary, surveys from Towers Watson, World at Work and The Conference Board, and for annual cash bonuses and long-term incentive compensation, certain of the surveys used in the 2014 Adams Report; for director compensation, the 2015 Adams Report is based on compensation data contained in the 2014 Adams Report. Third, Adams used proxy analysis to assess executive officer and director compensation. Such analysis was based on the proxy data used in the 2014 Adams Report, which included 16 public companies within the same industry and approximate revenue size as us. Fourth, Adams focused on the base salary, annual bonus and long-term incentive/equity compensation of the Chief Executive Officer (who also serves as our president), the Chief Financial Officer, the Senior Vice President (who also serves as president of GAR Disability Advocates, LLC (“GAR Disability Advocates”) and the General Counsel (who also serves as our Chief Compliance Officer and Secretary), and on the annual retainers (as chairman and member) and equity compensation of the various committee members, as well as the separate annual retainer for each independent director.

With respect to the named executive officers, the 2015 Adams Report recommended that the Compensation Committee consider recommending to the Board that it (i) adjust annual base salaries by 4.0% to 7.0%, depending upon individual performance and other relevant factors and (ii) increase annual cash bonuses, basing such bonuses on performance. However, the 2015 Adams Report also recommended that the Board retain the flexibility to offer extraordinary compensation to any or all of the named executive officers, in the form of cash or equity, to reflect, as applicable, individual or group accomplishments, changing business objectives or needs and retention issues.

With respect to the directors, the 2015 Adams Report recommended that the Compensation Committee consider recommending to the Board that it consider making an annual equity award to each Board member approximately equal to $50,000, $5,000 more than the annual retainer of $45,000. This recommendation was based on Adams' finding that "total direct compensation" (annual retainer plus equity) for the Board members was very low compared to market values.

On November 10, 2015 the Compensation Committee met to review the 2015 Adams Report and formulate its recommendations to the Board with respect to executive base salary and Board retainers, as applicable, for fiscal year 2016 and for cash bonus (named executive officers only) and equity or equity-based grants to be made in fiscal year 2016 but which relate to fiscal year 2015 performance. With respect to executive compensation for the named executive officers, the Compensation Committee determined, in pertinent part, that (i) no increases should be made to the base salary of any of the executive officers, (ii) no annual bonuses should be paid to any of the executive officers, and (iii) no equity or equity-based compensation awards should be made to any of the executive officers.

Underlying the Compensation Committee’s determination that the base salaries of the Chief Executive Officer, the Chief Financial Officer, the General Counsel and the Senior Vice President should be kept at fiscal year 2014 levels were three main factors: (i) individual performance levels; (ii) market risks; and (iii) retention dynamics within the Company and the industry.

The same considerations informed the Compensation Committee's determination with respect to bonuses and equity or equity-based awards to these officers, with one exception. In particular, the Compensation Committee took note of the Company's payment to the Chief Financial Officer, in August 2015, of a one-time bonus of $100,000, in recognition of his hard work in assisting the Company resolve two governmental reviews, one by the IRS and one by the SEC, in fiscal year 2015. These reviews related to an inquiry by the IRS with respect to the Company's 2009 through 2013 federal income tax returns and by the Division of Corporation Finance of the SEC principally with respect to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2013. The Compensation Committee took note, in evaluating whether the Chief Financial Officer should be paid a bonus in fiscal year 2016 for fiscal year 2015 performance, that the $100,000 bonus reflected fiscal year 2015 performance.

With respect to director compensation, the Compensation Committee determined that it would recommend to the Board that annual retainers be kept at fiscal year 2014 (ending on September 30, 2014) levels and, consistent with the treatment of the executive officers, that no equity or equity-based awards should be made to any of the directors.

The Board approved the Compensation Committee's recommendations for executive and director compensation for fiscal years 2017, 2016, and 2015.

   Elements of Executive Officer Compensation

Overview. Total compensation paid to our executive officers is divided among three principal components. Base salary is generally fixed and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options or other equity or equity-based awards, are variable and dependent upon our market performance. Historically, judgments about these elements have been made subjectively. In the case of stock options, the value is dependent upon our future stock price and, accordingly, such awards are intended to reward the named executive officers for favorable Company-wide performance.

Our Compensation Committee reviews total compensation to see if it falls in line with peer companies and may also look at overall market data. For fiscal year 2017, the Compensation Committee determined that our compensation program was generally competitive with the members of our peer group. Our goal to promote pay for performance emphasizes the variable elements of overall compensation over fixed base salaries. In this regard, it is our policy to emphasize long-term equity awards over short-term cash bonuses, as the long-term awards are intended to align with goals such as total shareholder return. Each of the three elements of executive compensation has been determined by evaluating the recommendations set forth in the 2015 Adams Report, as well as our analysis of our financial performance, overall economic conditions and certain individual achievements, such as successful completion of assigned tasks.

Base Salary. We pay our executives a base salary, which we review and determine annually. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, historic salary levels and the executive’s performance during the prior year. We are also seeking over a period of years to align base compensation levels comparable to our competitors and other companies similarly situated. We generally do not view base salaries as primarily serving our objective of paying for performance.

For fiscal year 2015, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the 2014 Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers and the SEC and IRS reviews described above, we generally held the salary levels of the named executive officers constant. The sole exception was the Senior Vice President, whose salary was increased by 40%, to $280,000 annually. This increase was the second part of an increase in the base salary for the senior vice president decided earlier in fiscal year 2014 and planned to be effective as of the end of such fiscal year or soon thereafter. It actually took effect as of January 1, 2015.

For fiscal years 2017 and 2016, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the 2015 Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers, we held the salary levels of the named executive officers constant. We believe our salary levels are sufficient to retain our existing executive officers and hire new executive officers when and as required.

Cash Incentive Bonuses. Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives are eligible to receive annual cash incentive bonuses primarily based upon their performance during the year.

For fiscal year 2014 service and performance, based on our on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the 2014 Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers and the SEC and IRS reviews described above, we did not award cash bonuses to any of our named executive officers to be paid in fiscal year 2015.

For fiscal year 2015 service and performance, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the 2015 Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers we awarded a cash bonus only to our Chief Financial Officer, in recognition of his hard work in assisting the Company resolve the SEC and IRS reviews. The amount of this bonus, which was paid in August 2015, was $100,000.

Equity and Equity-Based Compensation. We believe that stock options and other forms of equity or equity-based compensation are an important long-term incentive for our executive officers and other employees and generally align officer interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance.

For fiscal year 2014 service and performance, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the 2014 Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers and the SEC and IRS investigations described above, we did not award stock options or any other forms of equity or equity-based compensation.

For fiscal year 2015 service and performance, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the 2015 Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers and the SEC and IRS investigations described above, we did not award stock options or any other forms of equity or equity-based compensation.

We do not have any formal plan or obligation that requires us to grant equity or equity-based compensation to any executive officer on specified dates. In recent years, we have developed the practice of considering equity or equity-based grants (and bonuses) at about the time our audit of the prior fiscal year is completed to reward executives for work in the completed year. However, we reserve the right to re-visit these matters during the year. The authority to make equity or equity-based grants to our executive officers rests with our full Board of Directors based upon recommendations made by the Compensation Committee. The Committee considers the input of our Chief Executive Officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity or equity-based grants.

Severance and Change-in-Control Benefits. Currently, we have two employment agreements with certain executive officers. The first agreement is effective March 2016 with our current Chief Financial Officer, Bruce R. Foster. Under his agreement, Mr. Foster will receive a base salary of $275,000, subject to annual increase, and be eligible to receive cash and non-cash bonuses at the discretion of the Board of Directors or a duly constituted committee of the Board. He will also be entitled to participate in any other benefit plans established by the Company for executive employees. Mr. Foster’s Agreement has an 18 month non-compete and non-solicitation provision. The Agreement has a one (1) year term, and the term will be extended by one year on each anniversary date of the Agreement unless either party, at least 90 days prior to an anniversary dates, provides the other party with notice of its intention not to extend the term of the Agreement. Under the Agreement, Mr. Foster can be terminated with or without “cause”, as defined in the Agreement. In the event he is terminated without “cause”, he will receive severance equal to three (3) months of his then current base salary. In the event of a change in control of the Company, Mr. Foster will receive a lump sum payment equal to two times his then current base salary.

The second employment agreement is effective November 2016 with Patrick Preece, Chief Executive Officer of Simia Capital, LLC. Under the Employment Agreement, Mr. Preece will receive an annual base salary of $250,000, subject to annual increase at the discretion of the Compensation Committee of the Board of Directors of the Company. Mr. Preece will be eligible to receive an annual cash or non-cash bonus in the sole and exclusive discretion of the Compensation Committee. Mr. Preece will also be eligible to receive a cash or non-cash profit bonus of an aggregate amount up to 15% of the profit of the business of Simia (the “Business”) for each fiscal year in which the Business achieves an internal rate of return of at least 18%. In the event that the Business is sold to a third-party solely for cash consideration during Mr. Preece’s employment period, he will be eligible to receive a cash or non-cash sale profit bonus of up to 15% of the closing consideration received by the Company. He will also be entitled to participate in any other benefit plans established by the Company for management employees. The Employment Agreement has a five year term. Under the Employment Agreement, Mr. Preece may be terminated with or without “cause” (as defined in the Employment Agreement) and may resign with or without “good reason” (as defined in the Employment Agreement). If Mr. Preece is terminated without “cause” or resigns for “good reason” he will receive severance equal to two years of his base salary. He will also be entitled to a pro-rata share of the profit bonus and his deferred compensation will vest immediately. Mr. Preece is also subject to a non-compete and non-solicitation provision during the term of his employment and, unless his employment is terminated without “cause” or he resigns for “good reason,” for two years thereafter.

In January 2007, we entered into a three-year employment agreement with Gary Stern. Mr. Stern’s employment agreement expired on December 31, 2009. This agreement was not renewed and Mr. Stern is continuing in his current roles at the discretion of the Board of Directors until a new agreement is signed.

Director Compensation

For fiscal years 2016 and 2015 performance, based on our financial performance, uncertain macroeconomic conditions, the recommendations contained in the 2015 Adams Report and our evaluation thereof with respect to the relative performance of our named executive officers and the SEC and IRS investigations described above, we held retainers for directors, committee chair positions and committee member positions constant and did not award stock options or any other forms of equity or equity-based compensation.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718.

We are contemplating the adoption of claw back policies with respect to performance-based bonuses and equity grants and any other incentive compensation with respect to which the Dodd-Frank Act requires such claw back policies. We anticipate adopting such claw back policies when applicable Securities and Exchange Commission rules under the Dodd-Frank Act are adopted. In this regard, we take note that, on July 8, 2015, the SEC issued a proposed rule on claw back requirements under the Dodd-Frank Act. Compliance with this rule will not be required, however, until the SEC finalizes it and the applicable stock exchange issues listing standards with respect to the final rule and such listing standards become effective.

In addition, we take note that, on April 29, 2015, the SEC issued a proposed rule relating to the pay-for-performance disclosure requirements under the Dodd-Frank Act. This rule has yet to be finalized, and once it is finalized and becomes effective for the Company, our compensation disclosures will reflect the requirements of such rule.

We also take note that, on April 5, 2015, the SEC issued a final rule implementing the chief executive officer pay ratio disclosure requirements under the Dodd-Frank Act. The disclosure requirements take effect for the Company for its fiscal year beginning on October 1, 2017.

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the CEO, CFO, and the three other most highly compensated executive officers (collectively, the “named executive officers”). This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the Company’s named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers. The Board of Directors has determined to hold an advisory vote on the compensation of named executive officers every three years. The next advisory vote will be held next year at the 2018 stockholders meeting.

THE COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion & Analysis with management. Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this report.

Submitted by the Compensation Committee:

David Slackman, Chairman

Harvey Leibowitz

Edward Celano

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently is composed of David Slackman, Harvey Leibowitz and Edward Celano, none of whom is an employee or a current or former officer of the Company. None of our executive officers serves as a member of the Compensation Committee, or any other committee serving an equivalent function, or member of the Board of Directors for any company where a member of our Compensation Committee serves as an executive officer.

SUMMARY COMPENSATION TABLE

The following table contains information about compensation earned (bonus) or received (all other categories of compensation) by the named executive officers for the fiscal year ended September 30, 2016.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Gary Stern	2016	$600,000	$—	$—	$—	$75,488	$675,488
Chairman, President & CEO	2015	$600,000	$—	$—	$—	$71,818	$671,818
	2014	$593,604	$—	$—		$83,096	$676,700

Bruce R. Foster	2016	$158,655	$—	$—	$—	$9,808	$168,463
Chief Financial Officer and Chief Accounting Officer

Robert J. Michel	2016	$169,231	$—	$—	$—	$369,593	$538,824
Former Chief Financial Officer	2015	$275,000	$100,000	$—	$—	$42,758	$417,758
and Secretary (3)	2014	$275,000	$—	$—	$—	$43,481	$318,481

Seth Berman	2016	$275,000	$7,500	$—	$—	$34,963	$317,463
General Counsel & Chief Compliance	2015	$275,000	$—	$—	$—	$35,675	$310,675
Officer and Secretary	2014	$269,231	$—	$—	$—	$36,829	$306,060

Ricky Stern	2016	$280,000	$—	$—	$—	$39,118	$319,118
Senior Vice President and President	2015	$258,462	$—	$—	$—	$11,033	$269,495
of GAR Disability Advocates (4)	2014	$176,923	$—	$—	$—	$5,811	$182,734

(1)

Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note N to our financial statements included in our Annual Report on Form 10-K for the year ended September 30, 2016, filed with the SEC on December 14, 2016.

(2)	These amounts consist of:

•	matching Company contributions under our 401(k) plan;

•	life insurance premiums;

	•	health insurance premiums paid by the Company;

	•	Auto fringe; and

	•	Severance paid, if applicable.

(3)	Robert J. Michel’s employment terminated effective May 10, 2016. Bruce R. Foster replaced Mr. Michel as Chief Financial Officer and Seth Berman became Secretary.

(4)	Ricky Stern became Senior Vice President on March 24, 2014. Salary and benefits are for full fiscal year of 2014.

The following table summarizes “All Other Compensation for purposes of note (2) above”:

Name	Year	401(k) Company Match ($)	Life Insurance Premium ($)	Health Insurance Premiums ($)(1)	Auto Fringe ($)	Severance ($)	Total ($)
Gary Stern	2016	$17,985	$26,940	$23,540	$7,023		$75,488
	2015	$20,203	$26,940	$24,675			$71,818
	2014	$20,746	$37,156	$25,194			$83,096
Bruce R Foster	2016	$—	$—	$9,808			$9,808
Robert J. Michel	2016	$14,073	$—	$11,770		$343,750	$369,593
	2015	$11,000	$7,083	$24,675			$42,758
	2014	$11,000	$7,287	$25,194			$43,481
Seth Berman	2016	$11,423	—	$23,540			$34,963
	2015	$11,000	—	$24,675			$35,675
	2014	$11,635	—	$25,194			$36,829
Ricky Stern	2016	$7,754	—	$10,064	$21,300		$39,118
	2015	$2,853	—	$8,180			$11,033
	2014	$1,684	—	$4,127			$5,811

(1)

Health insurance premiums have been restated in prior years to conform to the current year presentation. The calculation in prior years included health insurance premiums paid by the Company in excess of non-executive contribution rates, which have been excluded in the current year presentation above.

GRANTS OF PLAN BASED AWARDS

No grants of options or restricted stock were awarded during fiscal years 2016, 2015 and 2014.

Narrative Disclosure to Summary Compensation Table and Grant of Plan Based Awards Table

Incentive Compensation Plans

2012 Stock Option and Performance Award Plan

On February 7, 2012, the Board of Directors adopted the 2012 Plan. The 2012 Plan, which is administered by our Compensation Committee, was adopted by our stockholders on March 21, 2012. The purpose of the 2012 Plan is to provide for our success and enhance our value by linking participants’ personal interests with those of our stockholders and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom our success depends. The 2012 Plan is flexible in that it provides for the grant of stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), restricted stock units (“RSUs”), performance shares and performance units (“Performance Shares” and “Performance Units”), and cash incentives (the “Cash Incentives”), singularly or in combination as determined by the Compensation Committee. The 2012 Plan authorizes the grant of awards relating to 2,000,000 shares of our Common Stock, with 1,329,243 available for awards as of September 30, 2016 and 1,336,743 available for awards as of December 31, 2016.

Equity Compensation Plan

On December 1, 2005, the Board of Directors adopted our Equity Compensation Plan (the “Equity Compensation Plan”), which was approved by our stockholders on March 1, 2006. The Equity Compensation Plan was adopted to supplement our existing 2002 Stock Option Plan. In addition to permitting the grant of stock options as are permitted under the 2002 Stock Option Plan, the Equity Compensation Plan provides us with flexibility with respect to equity awards by also providing for grants of stock awards (i.e. restricted or unrestricted), stock purchase rights and stock appreciation rights.

The general purpose of the Equity Compensation Plan is to provide an incentive to our employees, directors and consultants, including executive officers, employees and consultants of any subsidiaries, by enabling them to share in the future growth of our business. The Board of Directors believes that the granting of stock options and other equity awards promotes continuity of management and increases incentive and personal interest in our welfare by those who are primarily responsible for shaping and carrying out our long range plans and securing our growth and financial success.

On February 29, 2012, our Board of Directors adopted an amendment to the Equity Compensation Plan providing that, effective upon receiving stockholder approval of the 2012 Plan, no additional awards would be granted under the Equity Compensation Plan. On March 21, 2012, our stockholders approved the 2012 Plan.

2002 Stock Option Plan

On March 5, 2002, our Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the “2002 Plan”), which was approved by our stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of, and consultants to, the Company. The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to our eligible employees, including officers and directors of the Company (whether or not employees) and consultants of the Company.

On February 29, 2012, our Board of Directors adopted an amendment to the 2002 Plan providing that, effective upon receiving stockholder approval of the 2012 Plan, no additional awards would be granted under the 2002 Plan. On March 21, 2012, our stockholders approved the 2012 Plan.

Options and Restricted Stock Awards

There were no stock options or restricted stock awarded to an executive officer named in the Summary Compensation Table during fiscal years 2016, 2015, and 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on exercisable and unexercisable options and unvested stock awards held by the named executive officers on September 30, 2016.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Gary Stern	60,000	—		$7.63	12/15/20	—	$—
	100,000	—		$7.77	12/13/21	—	—
	33,333	16,667	(1)	$8.49	12/12/23	—	—
Ricky Stern	10,000	—		$8.36	12/22/21	—	—
	20,000	—		$9.57	12/18/22	—	—
	13,333	6,667	(2)	$8.49	12/12/23	—	—
Seth Berman	2,500	—		$2.95	5/5/19	—	—
	100	—		$8.07	12/11/19	—	—
	30,000	—		$7.63	12/15/20	—	—
	30,000	—		$7.77	12/13/21	—	—
	20,000	—		$9.57	12/18/22	—	—
	13,333	6,667	(2)	$8.49	12/12/23	—	—

(1)

Represents the unvested portion of an option to purchase 50,000 shares of Common Stock granted on December 12, 2013, which vest in three equal installments on December 12, 2014, December 12, 2015 and December 12, 2016.

(2)

Represents the unvested portion of an option to purchase 20,000 shares of Common Stock granted on December 12, 2013 which vest in three equal installments on December 12, 2014, December 12, 2015 and December 12, 2016.

STOCK OPTION EXERCISES AND VESTING OF RESTRICTED STOCK AWARDS

There were no stock option exercises or shares acquired on vesting during fiscal years 2016 and 2015.

DIRECTOR COMPENSATION

Mr. Gary Stern received no compensation for serving as a director, except that he, like all directors, is eligible to be reimbursed for any expenses incurred in attending Board and committee meetings. For fiscal year 2016, the total annual fees that a director, other than Mr. Gary Stern, could have received for serving on our Board of Directors and committees of the Board of Directors were set as follows:

•	$45,000 for each Independent Director;

•	$35,000 for the Chairman of the Audit Committee;

•	$10,000 for Audit Committee Members;

•	$15,000 for Chairman of the Compensation Committee;

•	$7,500 for Compensation Committee Members;

•	$15,000 for Chairman of the Nominating and Governance Committee;

•	$7,500 for Nominating and Governance Committee Members.

•	$35,000 for Chairman of the Special Committee of the Board of Directors (serving on a non-recurring basis); and

•	$15,000 for Special Committee Members of the Board of Directors (serving on a non-recurring basis).

The following table summarizes compensation paid to outside directors in fiscal 2016:

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
Edward Celano	$78,567	(2)	$—	$78,567
Harvey Leibowitz	$79,443	(3)	$—	$79,443
David Slackman	$82,340	(4)	$—	$82,340
Louis Piccolo	$45,000	(5)	$—	$45,000
Arthur Stern	$87,500	(6)	$—	$87,500
Mark Levenfus	$11,617	(7)	$—	$11,617

(1)	No stock option awards were granted in fiscal year 2016.
(2)

Includes, in addition to $45,000 independent director retainer, $10,000 for being a member of the Audit Committee, $7,500 for being a member of the Compensation Committee, $11,291 for his prorated fee for being Chairman and then member of the Governance Committee, $4,776 for being member of the Special Committee of the Board of Directors.

(3)

Includes, in addition to $45,000 independent director retainer, $19,443 his prorated fee for being Chairman and then member of the Audit Committee, $7,500 for being a member of the Compensation Committee, $7,500 for being a member of the Governance Committee.

(4)

Includes, in addition to $45,000 independent director retainer, $15,000 for being Chairman of the Compensation Committee, $10,000 for being a member of the Audit Committee, $12,340 for being a member of the Special Committee of the Board of Directors.

(5)	Mr. Piccolo is not an independent director.
(6)

Mr. Arthur Stern became Chairman Emeritus in January 2009. He retired from the Board of Directors effective as of July 1, 2015 and, at such time, became a consultant to the Company. The amounts shown in the table reflect compensation paid to him between October 2015 and May 2016.

(7)

Includes, in addition to his $5,503 prorated share of the independent director retainer, $4,285 for being Chairman of the Audit Committee, $1,829 for being the Chairman of the Governance Committee. Mr. Levenfus became a director and member of the various committees effective August 16, 2016.

BOARD ORGANIZATION AND MEETINGS

Composition of the Board of Directors.     Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, regulations of the Securities and Exchange Commission, and listing requirements of The NASDAQ Stock Market. The Board of Directors has also determined that the following members of the Board satisfy the NASDAQ definition of independence: Edward Celano, Mark Levenfus, Harvey Leibowitz, and David Slackman.

During the fiscal year ended September 30, 2016, the Board of Directors held 10 meetings, the Audit Committee held 3 meetings, the Compensation Committee held 1 meeting, and the Nominating and Corporate Governance Committee held 1 meeting. During the fiscal year ended September 30, 2016, all members of the Board of Directors, when acting in such capacity, attended at least 75% of all meetings of the Board of Directors that such director was eligible to attend and of all meetings of committees of the Board of Directors of which such director was a member. Our policy states that all Board members should attend the Annual Meeting of Stockholders, and all directors attended our Annual Meeting held on March 9, 2016.

Board’s Leadership Structure and Role in Risk Oversight.     The Board currently comprises six directors, four of whom the Board has determined satisfy the NASDAQ definition of independence: Edward Celano, Mark Levenfus, Harvey Leibowitz, and David Slackman. Mr. Gary Stern serves as both as Chairman of the Board and President and Chief Executive Officer of the Company. The Board has determined that this dual role for Mr. Gary Stern is appropriate given the specific experience of Mr. Stern and characteristics and circumstances of the Company. Prior to becoming Chief Executive Officer, Mr. Gary Stern served as Vice President, Secretary, Treasurer and a director of Asta Group since 1980 and held other positions with Asta Group prior thereto. In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections. In the view of the Board, Mr. Stern’s combined longstanding experience as both a director of the Board and a leader in the distressed consumer credit analysis and receivables collections markets, our core businesses, make his dual role as Chairman of the Board and President and Chief Executive Officer appropriate.

The Board of Directors is responsible for overseeing and monitoring the material risks facing the Company. In its oversight role, the Board of Directors regularly reviews the Company’s strategic initiatives, which address, among other things, the risks and opportunities facing the Company. The Board of Directors also has overall responsibility for executive officer succession planning and reviews succession plans from time to time. The Board of Directors has delegated certain risk management oversight responsibility to its committees. The Audit Committee plays an important risk management function, and oversees elements of compliance and legal risk.

 Compensation Committee Matters

Compensation Committee.     As of September 30, 2016, the Compensation Committee consisted of David Slackman (Chairman), Harvey Leibowitz, and Edward Celano. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of our officers and directors and to recommend any changes in compensation to the full Board of Directors. As noted above, all three members of the Compensation Committee have been determined to be "independent" within the meaning of SEC and NASDAQ regulations. As required under NASDAQ Rule 5605(d)(1), the Compensation Committee assesses the adequacy of its charter on an annual basis.

Compensation Committee Charter.     The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. Pursuant to its charter, the Compensation Committee may delegate all or a portion of its duties and responsibilities to one or more subcommittees when appropriate. The Compensation Committee charter is filed as Appendix C to our proxy statement.

Audit Committee Matters

Audit Committee.     As of September 30, 2016, the Audit Committee consisted of Mark Levenfus (Chairman), Harvey Leibowitz, David Slackman, and Edward Celano. Mr. Levenfus became Chairman of the Audit Committee effective August 16, 2016, replacing Harvey Leibowitz as Chairman. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of our independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

Audit Committee Financial Expert.     The Board of Directors has determined that Mark Levenfus is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Levenfus, as well as the other members of the Audit Committee, have been determined to be “independent” within the meaning of SEC and NASDAQ regulations.

Audit Committee Charter.     The Audit Committee performed its duties during Fiscal 2016 under a written charter approved by the Board of Directors. The Audit Committee charter is filed as Appendix B to our proxy statement.

Independence of Audit Committee Members.     Our Common Stock is listed on the NASDAQ Global Select Market and we are governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Exchange Act.

Audit Committee Report.     In connection with the preparation and filing of our Annual Report on Form 10-K for the fiscal year ended September 30, 2016:

(1) The Audit Committee reviewed and discussed the audited financial statements with our management.

(2) The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees.

The Audit Committee received and reviewed the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with our independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2016 Annual Report on Form 10-K.

Audit Committee Members:

Mark Levenfus (Chairman)

Harvey Leibowitz

David Slackman

Edward Celano

The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be filed with the SEC or subject to Regulation 14A of the Exchange Act, except to the extent specifically requested by us or incorporated by reference in documents otherwise filed.

Nominating and Corporate Governance Committee Matters

Nominating and Corporate Governance Committee (“Governance Committee”).     As of September 30, 2016, the Governance Committee consists of Mark Levenfus (Chairman), Edward Celano, and Harvey Leibowitz. Mr. Levenfus became Chairman of the Governance Committee effective August 16, 2016, replacing Edward Celano as Chairman. The Governance Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on our Board of Directors and to identify the manner in which the Governance Committee evaluates nominees recommended for the Board.

Independence of Governance Committee Members.     Members of the Governance Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules.

Procedures for Considering Nominations Made by Stockholders.     The Governance Committee’s charter and guidelines developed by the Governance Committee describe procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and (b) information that will enable the Governance Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

Qualifications.     The charter and guidelines developed by the Governance Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. The Nominating and Corporate Governance Committee Charter is filed as Appendix A to our proxy statement. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board of Directors;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

•	must have a reputation, in one or more of the communities serviced by the Company, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•

must have experience, either as a member of the board of directors of another public or private company or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board.    Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by stockholders. The guidelines developed by the Governance Committee provide that there will be no differences in the manner in which the Governance Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Governance Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Governance Committee;

•	a personal interview of the candidate; and

•	a review of such other information as the Governance Committee shall determine to be relevant.

Third Party Recommendations.    In connection with the Meeting, the Governance Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of our Common Stock for at least one year.

Diversity Considerations.     We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is available without charge upon written request directed to Asta Funding, Inc., Attn: Bruce R. Foster, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

Procedure for Stockholder Communications with Directors

The Secretary will review all communications sent to the Board of Directors. Stockholders may communicate with the Board of Directors generally or with a specific director at any time by writing to the Company’s Secretary at the Company’s address, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. The Secretary will review all communications received and will forward all substantive communications, as appropriate, to the appropriate individuals.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, named executive officers, and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company.We assist our directors and Section 16 officers in making their Section 16(a) filings pursuant to powers of attorney granted by our directors and Section 16 officers on the basis of information obtained from them and our records. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended September 30, 2016, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under our 2012 Stock Option and Performance Award Plan, our Equity Compensation Plan and our 2002 Stock Option Plan, as of September 30, 2016.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column(a))
Equity Compensation Plans Approved by Stockholders	949,667	$8.47	1,329,243
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Total	949,667	$8.47	1,329,243

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Procedures for the Approval of Related Person Transactions

While the Company does not have a written policy, the Audit Committee Charter provides that the Audit Committee has the authority to establish, and communicate to the full Board and management, policies that restrict us and our affiliates from entering into related person transactions without the Audit Committee’s prior review and approval. In accordance with these policies, the Audit Committee on a timely basis reviews and, if appropriate, approves all related person transactions.

At any time in which an executive officer, director or nominee for director becomes aware of any contemplated or existing transaction that, in that person’s judgment may be a related person transaction, the executive officer, director or nominee for director is expected to notify the Chairman of the Audit Committee of the transaction. Generally, the Chairman of the Audit Committee reviews any reported transaction and may consult with outside legal counsel regarding whether the transaction is, in fact, a related person transaction requiring approval by the Audit Committee. If the transaction is considered to be a related person transaction, then the Audit Committee will review the transaction at its next scheduled meeting or at a special meeting of the committee.

Related Person Transactions

On December 28, 2011, we, through a newly-formed indirect subsidiary, ASFI Pegasus Holdings, LLC (“APH”), entered into a joint venture (the “Venture”) with Pegasus Legal Funding, LLC (“PLF”) to form Pegasus Funding, LLC (“Pegasus”) for a period of five (5) years (the “Term”) in accordance with an Operating Agreement between PLF and APH. The Venture will purchase interests in personal injury claims from claimants who are a party to a personal injury litigation with the expectation of a settlement in the future. In connection with the Venture, Piccolo Business Advisory which is owned by Louis Piccolo, a non-independent director of the Company, will receive a fee from Pegasus which is calculated at $350,000 per $10,000,000 loaned to Pegasus by Fund Pegasus, LLC, a subsidiary of the Company, up to a maximum of $700,000, including interest at 4% per annum, payable over six years with payments being made in part from Pegasus’s operating expenses during the Term and thereafter by PLF and its affiliates. Piccolo Business Advisory has been paid $557,000 as of September 30, 2016. One of our subsidiaries is advancing to Pegasus funds to cover Pegasus’s operating expenses, which include payments to Piccolo Business Advisory. We expect these advances to be repaid by Pegasus after generating revenue from its litigation funding operations.

On September 17, 2015, the Company agreed to terms on a consulting agreement (the “Consulting Agreement”) for a two-year, $80,000 contract with Piccolo Business Advisory.The Consulting Agreement provides that Piccolo Business Advisory will provide consulting services to us, which includes analysis of proposed debt and equity transactions, due diligence and financial analysis and management consulting services (“Services”). The compensation is to be paid quarterly. For the fiscal year ended September 30, 2016, the Company paid Mr. Piccolo approximately $80,000 for such Services.

On July 1, 2015, Mr. Arthur Stern, former Chairman Emeritus of the Company, retired from the Board of Directors of the Company and became a consultant to the Company. As of April 30, 2016, the consulting agreement with Mr. Stern was terminated. For the fiscal year ended September 30, 2016, Mr. Stern was paid $88,000.

STOCKHOLDER PROPOSALS

If a stockholder desires to submit a proposal to fellow stockholders at our annual meeting to be held in 2018 and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Exchange Act, such stockholder must notify us of such proposal in a writing received at our executive offices no later than October 15, 2017.

Additionally, if requested timely and properly, a stockholder may submit a proposal for consideration at the 2018 Annual Meeting of Stockholders, but not for inclusion in our proxy statement and proxy for the 2017 Annual Meeting of Stockholders. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c)(1) under the Exchange Act, such proposals must be received by us at our executive offices not later than October 15, 2017.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call us to request a separate copy of these materials from: Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who has received multiple copies of our proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

We will provide without charge to each person being solicited by this proxy statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K, for the fiscal year ended September 30, 2016 (as filed with the SEC), including the financial statements thereto. All such requests should be directed to Asta Funding, Inc., Attn: Bruce R. Foster, 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

By Order of the Board of Directors

Bruce R. Foster,
Chief Financial Officer

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2016 ACCOMPANIES THIS PROXY STATEMENT. THIS REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

Appendix A

ASTA FUNDING, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I. STATEMENT OF PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Asta Funding, Inc. (the “Company”) is:

•	identifying qualified individuals for membership on the Board;

•	recommending to the board the director nominees for election at the next annual meeting of stockholders;

•	making recommendations to the Board regarding the size and composition of the Board and its committees;

•	monitoring the effectiveness of the Board; and

•

developing and implementing our corporate governance policies, including the implementation of the Company’s principles of corporate governance attached as Attachment A (the “Principles of Corporate Governance”) and administration of the Company’s whistle-blower policy for employees and on-site contractors attached as Attachment B (the “Whistle-Blower Policy”).

II. COMPOSITION OF THE COMMITTEE

The Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the Board from time to time;

•

members shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company, unless the Board determines that an exemption to such qualification is available under applicable rules; and

•	members shall be appointed and may be removed by the Board.

III. RESPONSIBILITIES AND DUTIES OF THE COMMITTEE

The Committee shall:

•	establish general criteria for identifying and selecting individuals who may be nominated for election to the Board, which criteria shall

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	include, without limitation, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board;

•	annually review the size, composition and needs of the board of directors and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of stockholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of stockholders;

•	consider director candidates submitted by stockholders, in accordance with guidelines developed by the Committee;

•	develop and implement an annual process for evaluating Director performance;

•	review and approve, where appropriate, related party transactions;

•	monitor the culture of ethical compliance;

•	annually review the Committee charter and recommend to the Board any changes it deems necessary or desirable; and

•	review and assess the adequacy of the Company’s corporate governance policies, including the implementation of the Principles of Corporate Governance and the Whistle-Blower Policy.

IV. MEETINGS OF THE COMMITTEE

The Committee shall meet as often as necessary to carry out its responsibilities, but not less than twice each year. A majority of the members of the Committee shall constitute a quorum.

V. ADDITIONAL AUTHORITY OF THE COMMITTEE

The Committee shall have the authority to do the following, in its discretion, to the extent it deems appropriate in carrying out its duties under this Charter and the Principles of Corporate Governance:

•	delegate any of its responsibilities to a subcommittee or subcommittees; and

•	retain outside counsel and other advisors.

Effective as of January 20, 2009

Appendix B

Asta Funding, Inc.
Audit Committee Charter

I.    Statement of Policy

The Audit Committee shall assist the Board of Directors (the “Board”) of Asta Funding, Inc. (“Asta”) in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of Asta and its subsidiaries (collectively, the “Company”), the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of the Company’s financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company’s Board of Directors, outside auditors and senior management. The Audit Committee’s primary responsibilities and duties are:

●	Serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system.

●	Review and appraise the audit efforts of the Company’s independent accountants.

●

Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues.

●	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

The Company shall be responsible for providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II. Composition of the Audit Committee

The Audit Committee shall consist of at least three “independent” Directors of Asta and shall serve at the pleasure of the Board. An “independent” Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded and (d) except as permitted by the SEC and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

At least one member of the Audit Committee shall be a “financial expert” as defined by the SEC and the NASDAQ Stock Market or such other securities exchange or market on which Asta’s securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement.

The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III. Meetings and Minutes

The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board with such recommendations as the Audit Committee deems appropriate.

IV. Responsibilities and Duties of the Audit Committee

The Audit Committee shall oversee and monitor the Company’s accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company’s financial statements and review and evaluate the performance of the Company’s outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company’s certificate of incorporation, the Company’s bylaws or the Board.

1. The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit’s scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

2. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any facts or circumstances that might adversely affect the outside auditors’ independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A (l) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

3. The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company’s financial statements (“non-audit services”); provided that such non-audit services are not listed in Section 10A (g) of the Exchange Act (“prohibited services”). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company’s outside auditing firm.

4. The Audit Committee shall obtain confirmations from time to time from the Company’s outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimis exception set forth in Section 10A (i) (1) (B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company’s accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company’s financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company’s accounting principles and underlying estimates and other significant decisions made by the Company’s management in preparing the Company’s financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

6. The Audit Committee shall meet with the outside auditors and management to review the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company’s management, including management’s letters and schedules of unadjusted differences.

7. Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

8. The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

9. The Audit Committee shall consider and review with management: (a) significant findings during the year and management’s responses thereto, including the status of previous audit recommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

10. The Audit Committee shall consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

11. The Audit Committee shall prepare a letter for inclusion in the Company’s proxy statement describing the discharge of the Audit Committee’s responsibilities.

12. The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

13. Commencing on such date as Section 102(a) of the Sarbanes-Oxley Act of 2002 (the “Act”) becomes effective, the Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a “registered public accounting firm” as such term is defined under the Act.

14. The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

15. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

Effective as of January 20, 2009

Appendix C

Asta Funding, Inc.
Compensation Committee Charter

Purpose

The Compensation Committee of Asta Funding, Inc. (the “Corporation”) is appointed by the Board of Directors to assist the Board in carrying out the Board’s responsibilities relating to compensation of the Corporation’s directors and officers. The Compensation Committee has overall responsibility for evaluating and approving the director and officer compensation plans, policies and programs of the Corporation.

The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with applicable rules and regulations.

Composition

The Compensation Committee shall consist of no fewer than two members. Each member of the Compensation Committee must (i) be an independent director of the Corporation satisfying the independence requirements of the NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

The Board of Directors shall appoint the members of the Compensation Committee. Subject to earlier removal by the Board of Directors, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Compensation Committee member may be removed by the Board of Directors at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board of Directors upon recommendation of the Nominating Committee. The Compensation Committee members shall elect a chairperson by a vote of a majority of the full Compensation Committee, or, if the members have failed to do so, then the Board of Directors shall designate a chairperson.

The Compensation Committee may form and delegate authority to subcommittees of the Compensation Committee when appropriate.

Structure and Meetings

The Compensation Committee shall meet not less than one time per year. The chairperson of the Compensation Committee shall preside at each meeting of the Compensation Committee, except that in the absence of the chairperson at any particular meeting, then the Compensation Committee member designated by the chairperson shall preside at such meeting. The chairperson shall, after consultation with the other members of the Compensation Committee, (i) determine the dates, times and places for meetings of the Compensation Committee, and (ii) set the agenda for each meeting. A majority of the total number of Compensation Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Compensation Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Compensation Committee.

Duties and Responsibilities

The Compensation Committee shall have the following power, authority and direct responsibilities:

1.

Review and approve annually corporate goals and objectives relevant to the compensation of the Corporation’s Chief Executive Officer (“CEO”), annually evaluate the CEO’s performance in light of those goals and objectives, and, consistent with the requirements of any employment agreement, recommend the CEO’s compensation levels based on this evaluation. The CEO shall not be permitted to be present during voting or deliberations relating to CEO compensation.

2.

Make recommendations to the Board with respect to director and non-CEO officer compensation, incentive compensation plans and equity-based plans. The CEO may, at the discretion of the Compensation Committee, be permitted to be present during voting or deliberations relating to non-CEO compensation.

3.

Produce a Compensation Committee Report on executive compensation and participate in the production of the Compensation Discussion and Analysis as required by the SEC to be included in the Corporation’s annual proxy statement or annual report on Form 10-K filed with the SEC.

4.

Annually review and recommend to the Board the following items with respect to the CEO and the executive officers of the Corporation (as defined by Section 16 and Rule 16a-1(f) of the Securities and Exchange Act of 1934): (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance agreements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits, in each case subject to the terms of any existing applicable employment agreement terms.

5.	Make regular reports to the Board.

6.	Annually review and reassess the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

7.	Perform such other duties and responsibilities as may be assigned to the Compensation Committee from time to time by the Board of Directors.

8.	Periodic analysis of, and recommendations to the Board of Directors with respect to, the functions, duties and responsibilities of each of the executive officers of the Corporation.

9.

Oversight and analysis of, and recommendations to the Board of Directors with respect to, the Corporation’s policies regarding the engagement, advancement, promotion, reassignment and termination of its executive officers.

10.	The implementation and administration of the Corporation’s incentive and equity-based compensation plans to the extent permitted by such plans.

11.

Review and make recommendations to the Board of Directors on (i) the competitiveness of the Corporation’s compensation and benefit plans for directors and key management employees and the employee relations policies and procedures applicable to key management employees; and (ii) such other matters relating to the organization of the Corporation and the compensation of executive officers and key management employees as the Compensation Committee may in its own discretion deem desirable.

Operating Policies

1.

The Compensation Committee shall keep the minutes of all Compensation Committee meetings (designating in its discretion an individual to record the minutes) and approve the minutes by subsequent action. The Compensation Committee shall circulate the approved minutes of the Compensation Committee meetings to the full Board of Directors for review.

2.	The Compensation Committee shall determine its rules of procedure in accordance with the Corporation’s principles of corporate governance and its Bylaws.

3.

At each regular meeting of the Board of Directors held following a Compensation Committee meeting, the Compensation Committee shall report to the Board of Directors regarding the actions, activities and findings of the Compensation Committee since the last Board of Directors meeting, as well as any recommendations for action by the Board of Directors, when appropriate.

4.

In discharging its responsibilities, the Compensation Committee shall have full access to any relevant records of the Corporation and may also request that any officer or employee of the Corporation or the Corporation’s outside counsel meet with members of, or consultants to, the Compensation Committee.

5.	The Compensation Committee shall have the authority to engage such compensation consultants and counsel as it deems necessary or desirable from time to time to discharge its functions.

Effective as of January 20, 2009

ATTACHMENT A

Principles of Corporate Governance

Adopted by the Board of Directors

Purpose and Nature of Principles

These principles have been adopted by Board resolution as a definitive statement of the elements of governance by which the Board will manage its affairs. These principles will be reviewed and modified by the Board as needed on recommendation of the Nominating and Corporate Governance Committee.

1. Responsibilities of the Board .    The Directors’ most basic responsibility is to exercise their business judgment to act in a manner that they reasonably believe is in the best interest of the Company and its shareholders, and, in discharging this obligation, may rely on members of the Company’s management and on the Company’s outside advisors and auditors. Directors must fulfill their responsibilities consistent with their fiduciary duties to the Company’s shareholders and in compliance with all applicable laws and regulations. Each Director must also comply with all of the Company’s policies, including its Code of Ethics.

2. Functions of the Board .    The Board has four scheduled meetings a year at which it reviews and discusses reports by management on the financial, as well as operating, performance of the company, its plans and prospects, as well as immediate issues facing the Company. In addition to its general oversight of management, the Board also performs a number of specific functions including:

a. selecting and evaluating the CEO and overseeing CEO succession planning;

b. ensuring processes are in place for maintaining the integrity of the company, the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with customers and suppliers, and the integrity of relationships with other stakeholders.

3. Board Size .    It is the policy of the Company that the number of Directors not exceed or be less than a number that can function efficiently as a body.

4. Director Independence .    It is the policy of the Company that the Board consists of a majority of independent Directors. The Nominating and Corporate Governance Committee of the Board shall determine director independence utilizing the definition of director independence established by NASDAQ.

5. Committees .    .  It is the general policy of the Company that the Board as a whole considers all major decisions. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to, or required for, the operation of a publicly owned company. Currently these committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee recommends the members and chairs of these committees to the Board.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are made up of only independent Directors as required by NASDAQ.

6. Board and Committee Self Evaluation .    Annually, the Board and the committees of the Board shall discuss the performance of the Board and the committees during the year, focusing on the successes, as well as areas in which improvements would be beneficial to the performance of the Board.

7. Director Education .    Each director is expected to participate in one or more director education programs regarding directors’ legal duties and responsibilities over each two-year period of service.

8. Presiding Director.     On an annual basis, the non-employee Directors will select a non-employee member of the Board to serve as Presiding Director. The Presiding Director will chair executive sessions of the Board when the non-employee Directors meet without the Chairman and Chief Executive Officer and other inside Directors present. The Presiding Director will perform such other functions as the Board may direct, including, acting as an intermediary between the non-employee Directors and management when special circumstances exist or communication out of the ordinary course is necessary, participating in the performance evaluation of the Chief Executive Officer and reviewing the schedule of Board and Committee meetings and the agendas for Board meetings.

9. Board Meetings .    Directors are expected to attend Board meetings and meetings of the Committees on which they serve, to spend the time needed and to meet as frequently as necessary to properly discharge their responsibilities. Meetings should include presentations by management and, when appropriate, outside advisors or consultants, as well as sufficient time for full and open discussion. In addition to regularly scheduled Board meetings, the Audit Committee shall meet at least four times per year, the Compensation Committee shall meet at least one time per year and the Nominating and Corporate Governance Committee shall meet at least two times per year.

10. Written Materials .    Written materials that are important to the Board’s understanding of the agenda items to be discussed at a Board or Committee meeting should be distributed to the Directors sufficiently in advance of the meeting to allow the Directors the opportunity to prepare. Directors are expected to review these materials thoroughly in advance of the meeting.

11. Agenda for Board Meetings .    The Chairman of the Board will set the agenda for Board meetings with the understanding that certain items necessary for appropriate Board oversight will be brought to the Board periodically for review, discussion and decision-making. The Presiding Director will have the opportunity to review the agenda for each Board meeting in advance of the meeting and may request changes, as he or she deems appropriate in order to ensure that the interests and requirements of the non-employee Directors are appropriately addressed. Any Director may request that an item be included on any meeting agenda.

12. Executive Sessions of Non-Employee Directors .    The non-employee Directors will meet in regular executive sessions without any members of management present at least two times each year. The Presiding Director will chair these executive sessions.

13. Conflicts of Interest .    Every employee and Director has a duty to avoid business, financial or other direct or indirect interests or relationships which conflict with the interests of the Company or which may affect his or her loyalty to the Company. Each Director must deal at arm’s length with the Company and should disclose to the Chairman or Presiding Director any conflict or any appearance of a conflict of interest. Any activity which even appears to present such a conflict must be avoided or terminated, unless after appropriate disclosure and discussion, it is determined that the activity is not harmful to the Company or otherwise improper.

14. Other Company Directorships .    The Board recommends that, except in unusual circumstances, if a Director is employed full-time by a public company, such Director limit the number of boards on which he or she sits to the boards of two other public companies (in addition to the Company’s Board and that of his or her employer). If the Director is not employed full-time by a public company, the Board recommends that, except in unusual circumstances, he or she sit on the boards of no more than four other public companies (in addition to the Company’s Board). The Nominating and Corporate Governance Committee shall review on a case-by-case basis situations concerning significant involvement by a Director in non-profit or charitable organizations.

15. Change in Director Occupation .    When a Director’s principal occupation or business association changes substantially during his or her tenure as a Director, that Director shall tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

16. Term Limits .    The Board does not endorse arbitrary term limits on Directors’ service, nor does it believe in automatic annual renomination until they reach the mandatory retirement age. The Board self-evaluation process is an important determinant for continuing service.

17. Succession Planning/Management Development Review .    The Board shall oversee the senior management development and succession planning process in order to ensure that the process is rigorous and effective. In furtherance of this objective, the Nominating and Corporate Governance Committee will focus upon succession planning for the Chairman/CEO and the Chairman/CEO will annually conduct a review of the Senior Management Team (the “SMT”) with the Nominating and Corporate Governance Committee. This review will be shared with the full Board in connection with its broader oversight responsibilities.

18. Communication with Stakeholders .    The Chairman and CEO are responsible for establishing effective communications with the Company’s stakeholder groups, i.e., shareholders, customers, company associates, communities, suppliers, creditors, governments and corporate partners.

It is the policy of the Company that management speaks for the Company. This policy does not preclude outside Directors from meeting with shareholders, but it is suggested that in the majority of circumstances, any such meetings be held with management present.

ATTACHMENT B

WHISTLE-BLOWER POLICY FOR EMPLOYEES AND ON-SITE CONTRACTORS

OF

ASTA FUNDING, INC.

AS ADOPTED BY THE COMPANY’S BOARD OF DIRECTORS

Asta Funding, Inc. and Subsidiary Companies (the “Company”) has established a procedure by which employees and on-site contractors can report to the Company allegations of known or suspected alleged Improper Activities (as hereinafter defined).

“Improper Activities” include, but are not limited to, (i) questionable accounting, internal accounting controls or auditing matters; (ii) disclosures in documents filed by the Company with the Securities and Exchange Commission (the “SEC”) and other public disclosures made by the Company that may not be complete or accurate; (iii) violations of any written policies of the Company as may be in effect from time to time; (iv) violations of federal or state securities laws or other laws applicable to the Company; (v) wire fraud, mail fraud, bank fraud, or any fraud against the Company’s stockholders or under statute; (vi) forgery or alteration of documents; (vii) misappropriation or misuse of Company resources, such as funds or other assets; (viii) authorizing or receiving compensation for goods not received or services not performed; or (ix) any other activity by an employee or on-site contractor that is undertaken in the performance of the employee’s or on-site contractor’s official duties, whether or not that action is within the scope of his or her employment, and that is in violation of any state or federal law or regulation, or constitutes malfeasance, bribery, fraud, misuse of Company property, or willful omission to perform his or her duties, or involves gross misconduct.

Employees are encouraged to use the guidance provided by this policy for reporting Improper Activities in accordance with the following:

1.     Reporting Requirement. All officers, directors and employees or outside contractors are required to report information concerning Improper Activities. Such reports are encouraged to be made in writing so as to assure a clear understanding of the issues, but may be oral. Such reports should be factual rather than speculative or conclusory, and should contain specific information to allow for proper assessment of the nature, extent and urgency of the issues raised in the report.

Reporting employees or on-site contractors should refrain from (i) obtaining evidence for which they do not have a right of access and (ii) conducting their own investigative activities.

It is the Company’s policy that no employee or on-site contractor shall be subject to disciplinary or retaliatory action by the Company or any of its employees or agents or on-site contractors as a result of the employee’s or on-site contractor’s submitting a report hereunder. However, employees or on-site contractors who file reports of Improper Activities or provide evidence which they know to be false or without a reasonable belief in the truth and accuracy of such information will not be protected by the above policy statement an may be subject to disciplinary action and legal claims.

Reporting employees or on-site contractors that report Improper Activities on an anonymous basis must provide sufficient corroborating evidence to justify the commencement of an investigation. Unspecified wrongdoing or broad allegations without verifiable evidentiary support may not lead to an investigation. Because of the inability of investigators to interview anonymous reporting employees or on-site contractors, it may be more difficult to evaluate the credibility of an Improper Activity and therefore, it is less likely that an investigation will be initiated.

2.     Procedure for Reporting Improper Activities. To submit a report involving any known or suspected Improper Activity, an employee may call the Company’s Audit Committee Chairperson at (800) 652-9194 or write to Mr. Mark Levenfus, Audit Committee Chairperson, 210 Sylvan Avenue, Englewood Cliffs, NJ 07632. If the employee or on-site contractor submitting the complaint is uncomfortable for any reason addressing such concerns to the Company’s Audit Committee Chairperson the employee or on-site contractor may write to the Chairman of the Company’s Board of Directors c/o the Company. Employees or on-site contractors are encouraged to provide as much specific information as possible including names, dates, places and events that took place, the employee’s or on-site contractor’s perception of why the incident(s) constitute an Improper Activity. Anonymous written or telephonic communications will be accepted. Reports submitted through this process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented by the Audit Committee Chairperson to the full Audit Committee of the Company’s Board of Directors. An employee or on-site contractor may utilize this process either to raise new complaints or if he or she feels that a complaint previously raised has not been appropriately handled.

The Company’s Audit Committee Chairperson will report directly to the Audit Committee of the Company’s Board of Directors on matters arising under this Policy. The Audit Committee Chairperson’s responsibilities under this policy include:

•	Administering, implementing and overseeing ongoing compliance under the Policy.

•

Establishing, amending where necessary and administering procedures to assure that such reports of Improper Activities will be collected, reviewed promptly, treated or resolved in an appropriate manner, and retained.

•	Establishing, amending where necessary and administering procedures that enable employees to submit reports of Improper Activities and related concerns in a confidential and anonymous manner.

•

Ensuring that the individuals at the Company who are responsible for preparing and reviewing the Company’s public filings with the SEC and other public disclosures are made aware of reports of Improper Activities involving the Company’s accounting, auditing, and internal auditing controls or disclosure practices.

PROXY

ASTA FUNDING, INC.

THIS

PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

May 19, 2017

The undersigned hereby appoints Gary Stern and Bruce R. Foster, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the “Company”) Annual Meeting of Stockholders to be held on May 19, 2017 and at any adjournments or postponements thereof (the “Meeting”), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD’S NOMINEES FOR DIRECTOR, AND FOR THE RATIFICATION OF EISNERAMPERLLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF ASTA FUNDING, INC.

MAY 19, 2017

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ASTA FUNDING, INC.

Please date, sign and mail your proxy card in the envelope provided as soon as possible, or vote on the internet at www.VOTEPROXY.com, using your company ID number and shareholder ID number.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 19, 2017. This proxy statement, the accompanying form of proxy card and our Annual Report on Form 10-K for the fiscal year ended September 30, 2016, including financial statements, are available on the internet at http://www.proxydocs.com/asfi. Under rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☐

1. Election of Directors:

NOMINEES:
☐ FOR ALL NOMINEES	☐ Gary Stern
☐ David Slackman
☐ Edward Celano
☐ WITHHOLD AUTHORITY	☐ Mark Levenfus
☐ Louis A. Piccolo

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☐

2. Ratification of EisnerAmper LLP as Independent Registered Public Accounting Firm:

For ☐	Against ☐	Abstain ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof and upon matters incident to the conduct of the meeting. The Board of Directors is not aware of any such other matters.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS AND FOR EISNERAMPERLLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.

Signature of Stockholder	Date:
Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.